Fidelity

INVESTMENTS

May 16, 2007

Great West Life and Annuity

Mr. Michael Cirelli

8515 East Orchard Road

Greenwood Village, Colorado 80111

Re:

Participation Agreement among Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Fidelity Distributors Corporation (the “Underwriter”) and Insurance Company (the “Company”), dated October 26, 2006, as amended (the “Participation Agreement”)

Dear Mr. Cirelli:

The Company, the Underwriter and the above referenced Variable Insurance Products Funds (the “Current Funds”) are parties to the above-referenced Participation Agreement. As explained in the notice sent to you on May 3, 2007, Fidelity is in the process of reorganizing some of the portfolios of the Current Funds (the “Affected Portfolios”) for administrative purposes. In connection with this reorganization, the Affected Portfolios will be moved into corresponding “shell” portfolios of a new Variable Insurance Products Fund V (“Fund V”). A list of all of the Affected Portfolios covered by the reorganization and the corresponding Fund V portfolios is set forth on the attached Exhibit.

In connection with this change, we are asking for your consent to (1) the amendment of the Participation Agreement to add Fund V as a “Fund” party under the terms of the Participation Agreement (the “Amendment”) and (2) the assignment of all of the Current Funds’ rights, benefits and obligations under the Participation Agreement with respect to the Affected Portfolios to Fund V, with respect to the corresponding portfolios of Fund V, and the release of the Current Funds from the obligations so assigned (the “Assignment”). The Participation Agreement will remain in full force and effect in accordance with its terms, as so amended and assigned herein.

Your signature below will indicate the Company’s consent to the Amendment and Assignment of the Participation Agreement as set forth above, to become effective immediately upon consummation of the reorganization.

Thank you for your prompt attention to this matter. If for some reason we cannot obtain your signature prior to the reorganization, and the Company submits orders or instructions under the

Participation Agreement thereafter, we will deem the Company to have consented to these matters. Please do not hesitate to contact your Fidelity Relationship Manager or Key Account Manager if you have any questions.

Very truly yours,

FIDELITY DISTRIBUTORS CORPORATION

By: __	/s/ Bill Loehning____________________
Name:	William Loehning
Title:	Executive Vice President

VARIABLE INSURANCE PRODUCTS FUND,

VARIABLE INSURANCE PRODUCTS FUND II

VARIABLE INSURANCE PRODUCTS FUND III,

VARIABLE INSURANCE PRODUCTS FUND IV, and

VARIABLE INSURANCE PRODUCTS FUND V

By: ___/s/ Kimberly Monasterio______________

Name:	Kimberley Monasterio
Title:	Treasurer

The Undersigned Consents to the Amendment and Assignment of the Participation Agreement as of this 28th day of June 2007:

GREAT WEST LIFE AND ANNUITY

By: /s/ Susan C. Gile___________________

Name: Susan C.Gile

Title:	Vice President

Please keep one copy and return the other to:

Sharon Salter

Director, Contracts Management

Fidelity Investments

100 Salem Street, O2N

Smithfield, RI 02917

EXHIBIT A

AFFECTED PORTFOLIOS	FUND V PORTFOLIOS

Variable Insurance Products Fund	Variable Insurance Products Fund

Money Market Portfolio	Money Market Portfolio

Variable Insurance Products Fund II

Asset Manager Portfolio	Asset Manager Portfolio
Asset Manager: Growth Portfolio	Asset Manager: Growth Portfolio
Investment Grade Bond Portfolio	Investment Grade Bond Portfolio

Variable Insurance Products Fund IV
Freedom Income Portfolio	Freedom Income Portfolio
Freedom 2005 Portfolio	Freedom 2005 Portfolio
Freedom 2010 Portfolio	Freedom 2010 Portfolio
Freedom 2015 Portfolio	Freedom 2015 Portfolio
Freedom 2020 Portfolio	Freedom 2020 Portfolio
Freedom 2025 Portfolio	Freedom 2025 Portfolio
Freedom 2030 Portfolio	Freedom 2030 Portfolio
FundsManager 20% Portfolio	FundsManager 20% Portfolio
FundsManager 50% Portfolio	FundsManager 50% Portfolio
FundsManager 70% Portfolio	FundsManager 70% Portfolio
FundsManager 85% Portfolio	FundsManager 85% Portfolio
Strategic Income Portfolio	Strategic Income Portfolio